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Exhibit 10.01   Promissory Notes

SKREEM.COM CORPORATION
SECURED PROMISSORY NOTE

Interest At 8%

Winter Park, Florida
August 2, 1999

Union Online (Organized Internet Services, Inc.) Promises to pay to the order of Skreem.com Corporation in Winter Park, Florida, or at such other place as holder hereof may designate in writing, the sum of Fifty Thousand and 00/100 ($50,000), payable upon demand by Skreem.com Corporation.

Fifty Thousand Dollars ($50,000) will be wired to Union Online (Organized Internet Services, Inc.) Within 24 hours after receipt of the signed note. If the wire confirmation is not received in 24 hours, this note will be null and void.

This note is secured by 200,00 shares of common stock. Skreem.com Corporation, shall receive 50,000 share of restricted common stock of Union Online as further compensation.

/s/ Signature                                   10/11/99
_____________                                   ________
Jacques Loveal, President                       Date

/s/ Signature                                   10/13/99
_____________                                   ________
Witness                                         Date

/s/ Signature                                   August 2, 1999
-------------                                   --------------
Thomas L. Tedrow, President
Skreem.com Corporation


Instructions:
Fax copy of the signed note to:        (407) 645-1704
Return Original by Fedex to:           1110 Palmer Ave., Winter Park, FL 32789



















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SKREEM.COM CORPORATION
SECURED PROMISSORY NOTE

Interest At 10%

Winter Park, Florida
August 20, 1999

Skreem Entertainment Corporation, a Nevada Corporation, promises to pay to the order of Skreem.com Corporation in Winter Park, Florida, or at such other place as holder hereof may designate in writing. The sum of Fifty Three Thousand Six Hundred Fifty Eight Dollars and 30/100 ($53,658.30), payable upon demand by Skreem.com Corporation.

Fifty Three Thousand Six Hundred Fifty Eight Dollars and 30/100 ($53,658.30) will be made payable as follows:

    $37,158.30     8/24      Magic Audio       Purchase of Recording Equipment
                  6,500.00     8/25      Galloway & Assoc. Legal services
     10,000.00     9/99      Skreem.Ent. Corp. Operating Expenses

This note secured by the recording equipment. Both parties understand that this is not an arm's length transaction and that Thomas L. Tedrow is an officer and director of both corporations.

/s/ Signature                                               8-20-99
-------------                                               -------
Jeffrey D. Martin, President                                Date
Skreem Entertainment Corporation


/s/ Signature                                               8-20-99
_____________                                               _______
Witness                                                     Date

/s/ Signature                                               8-20-99
_____________                                               _______
Thomas L. Tedrow, President                                 Date
Skreem.com Corporation




















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SKREEM.COM CORPORATION
SECURED PROMISSORY NOTE

Interest at 8%

Winter Park, Florida
September 17, 1999

Union Online (organized Internet Services, Inc.) Promises to pay to the order of Skreem.com Corporation in Winter Park, Florida, or at such other place as holder hereof may designate in writing, the sum of Fifty Thousand and 00/1000 ($50,000), payable upon demand by Skreem.com Corporation.

Fifty Thousand Dollars ($50,000) will be wired to Union Online (Organized Internet Services, Inc.) Within 24 hours after receipt of the signed note. If the wire confirmation is not received in 24 hours, this note will be null and void.

This note is secured by 200,000 shares of common stock. Skreem.com Corporation, shall receive 50,000 share of restricted commmon stock of Union Online as further compensation.

/s/ Signature                                           10/14/99
-------------                                           --------
Jacques Loveall, President                              Date
Union Online/Organized Internet Services, Inc.

/s/ Signature                                           10/17/99
-------------                                           --------
                                                        Date

/s/ Signature                                           9/17/99
-------------                                           -------
Thomas L. Tedrow, President                             Date
Skreem.com Corporation


Instructions:
Fax copy of the signed note to:        (407) 654-1704
Return Original By Fedex to:           1110 Palmer Ave., Winter Park, FL 32789